UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934
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MONEYONMOBILE, INC.
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MONEYONMOBILE, INC.
500 North Akard Street, Suite 2850
Dallas, Texas 75201
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON May 1, 2017
Notice is hereby given that a Special Meeting of Shareholders of MoneyOnMobile, Inc. (“Special Meeting”), will be held at its offices located at 500 North Akard Street, Suite 2850 Dallas, Texas 75201 U.S.A., beginning at 10:00 a.m. local time on May 1, 2017, for the following purpose of considering and voting:

1.
to approve a proposal to amend the Amended and Restated Certificate of Formation - For-Profit Corporation (the “Certificate”) of MoneyOnMobile, Inc. (the “ Company ” or “we”), in substantially the form attached to the proxy statement as Appendix A, to effect a reverse share split with respect to the Company’s issued and outstanding common stock, par value $0.001 per share (the “Common Shares”), including shares held by the Company as treasury shares if any, at a ratio of between 1-for-5 and 1-for-20 (the “Exchange Range”), with the ratio within such Exchange Range to be determined at the discretion of the Board of Directors (the “Board of Directors”) of the Company (the “Reverse Share Split”); and

2.	to transact any other business as may properly come before the meeting or at any adjournment thereof.

Our Board of Directors unanimously recommends a vote FOR the Reverse Share Split (Item 1) described above.
Our Board of Directors has fixed the close of business on February 17, 2017, as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting. Only our shareholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Special Meeting or any adjournments or postponements thereof. The proxy statement and accompanying proxy card will first be sent to shareholders beginning on or around March 15, 2017.
For entry to the Special Meeting, each shareholder may be asked to present valid picture identification, such as a driver’s license. Shareholders holding shares in brokerage accounts (“Street Name Holders”) will need to bring a copy of a brokerage statement reflecting stock ownership as of the Record Date. Cameras, recording devices and other electronic devices will not be permitted at the meeting.
For ten days before the Special Meeting, a complete list of the shareholders entitled to vote at the meeting will be available for examination by any shareholder for any purpose relating to the meeting during ordinary business hours at the Company’s executive officers at 500 North Akard Street, Suite 2850, Dallas, Texas 75201.

By Order of the Board of Directors,

/s/ HAROLD MONTGOMERY
HAROLD MONTGOMERY
Chief Executive Officer
Dallas, Texas
March 6, 2017

It is important that your shares are represented at the Special Meeting. We urge you to review the attached proxy statement and, whether or not you plan to attend the Special Meeting in person, please vote your shares promptly by either completing, signing and returning the accompanying proxy card or casting your vote via facsimile, the Internet or by telephone as directed on the proxy card. You do not need to affix postage to the enclosed reply envelope if you mail it within the United States. If you attend the Special Meeting, you may withdraw your proxy and vote your shares personally.

TABLE OF CONTENTS

PROXY STATEMENT	1
QUESTIONS AND ANSWERS ABOUT THE TRANSACTION	3
AMENDMENT TO CERTIFICATE OF FORMATION - FOR-PROFIT CORPORATION OF THE COMPANY TO EFFECT THE REVERSE SHARE SPLIT OF THE COMMON SHARES	8
DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS	14
ANNUAL MEETING SHAREHOLDER PROPOSALS	14
OTHER SHAREHOLDER COMMUNICATIONS WITH OUR BOARD OF DIRECTORS	14
PRINCIPAL SHAREHOLDERS	14
OTHER MATTERS	16
WHERE YOU CAN FIND MORE INFORMATION	16

MONEYONMOBILE, INC.
500 North Akard Street, Suite 2850
Dallas, Texas 75201
PROXY STATEMENT
Special Meeting of Shareholders to Be Held On May 1, 2017
The Special Meeting
This proxy statement is being furnished to the shareholders of MoneyOnMobile, Inc., a Texas corporation (the “Company”), in connection with the solicitation of proxies by the Company’s Board of Directors (the “Board”) for use at the Special Meeting to be held at its offices located at 500 North Akard Street, Suite 2850 Dallas, Texas 75201, beginning at 10:00 a.m. local time on May 1, 2017, for the purpose of considering and voting:

1.
to approve a proposal to amend the Amended and Restated Certificate of Formation - For-Profit Corporation (the “Certificate”) of the Company, in substantially the form attached to the proxy statement as Appendix A, to effect a reverse share split with respect to the Company’s issued and outstanding common stock, par value $0.001 per share (the “Common Shares”), including shares held by the Company as treasury shares if any, at a ratio of between 1-for-5 and 1-for-20 (the “Exchange Range”), with the ratio within such Exchange Range to be determined at the discretion of the Board (the “Reverse Share Split”); and

2.	to transact any other business as may properly come before the meeting or at any adjournment thereof.
It is important that you vote your shares whether or not you attend the meeting in person. If you attend the Special Meeting, you may vote in person even if you have previously returned your proxy card or voted on the Internet or by telephone as directed on the proxy card. Shares represented by proxy will be voted in accordance with the instructions you provide on the proxy. If you submit a proxy with no instructions, the shares will be voted “FOR” the proposals presented and discussed in this proxy statement. All validly executed proxies received by our Board pursuant to this solicitation will be voted at the Special Meeting, and the directions contained in such proxies will be followed.
The proxy card is attached as Appendix B to this proxy statement.
Record Date; Shares Entitled To Vote; Vote Required To Approve The Proposal
The Board has fixed the close of business on February 17, 2017, the Record Date, as the date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting. On the Record Date, 60,054,534 beneficially owned shares of our common stock, $0.001 par value per share (“Common Stock”), were issued and outstanding, and 1,225 shares of our Series D Convertible Preferred Stock, par value $0.001 per share and a stated value of $1,000 per share (the “Series D Preferred Stock”), were issued and outstanding, and 2,530 shares of our Series E Convertible Preferred Stock, par value $0.001 per share and a stated value of $1,000 per share (the “Series E Preferred Stock”), were issued and outstanding. Each outstanding share of Common Stock is entitled to one vote on each proposal submitted to vote at the Special Meeting. All outstanding shares of Series D Preferred Stock are entitled to an aggregate of 2,041,666 votes on each proposal submitted to vote at the Special Meeting, which equals the number of shares of Common Stock into which all outstanding shares of Series D Preferred Stock would have been convertible if such conversion had taken place on the Record Date. All outstanding shares of Series E Preferred Stock are entitled to an aggregate of 1,591,194 votes on each proposal submitted to vote at the Special Meeting, which equals the number of shares of Common Stock into which all outstanding shares of Series E Preferred Stock would have been convertible if such conversion had taken place on the Record Date. Shareholders do not have cumulative voting rights.
A majority of the issued and outstanding shares entitled to vote, represented either in person or by proxy, is necessary to constitute a quorum for the transaction of business at the Special Meeting. In the absence of a quorum, the Special Meeting may be postponed from time to time until shareholders holding the requisite number of shares constituting a quorum are represented in person or by proxy. Proxies submitted with broker non-votes or abstentions will be counted towards a quorum at the Special Meeting, but will not count as votes for or against the proposal. If a quorum is present, the Reverse Share Split proposal presented in this proxy statement will require the affirmative vote of at least two-thirds of our outstanding shares of Common Stock and as-converted Series D and E Preferred Stock voting together as one class and at least two-thirds of our outstanding shares of Series D and E Preferred Stock voting separately as a class.

Solicitation, Voting and Revocation Of Proxies
This solicitation of proxies is being made by our Board, and we will pay the entire cost of preparing and distributing these proxy materials. In addition to the distribution of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communications by directors, officers and employees of our company, who will not receive any additional compensation for such solicitation activities. We also will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses, if any, for forwarding proxy and solicitation materials to our shareholders.
Shares of our Common Stock represented by a proxy properly signed and received at or prior to the Special Meeting, unless properly revoked, will be voted in accordance with the instructions on the proxy. If a proxy is signed and returned without any voting instructions, shares of our Common Stock represented by the proxy will be voted “FOR” the proposal described in this proxy statement, and in the proxy holder’s judgment as to any other matter which may properly come before the Special Meeting, including any adjournment or postponement thereof. A shareholder may revoke any proxy given pursuant to this solicitation by: (i) delivering to the Company, at or no less than 48 hours prior to the Special Meeting, a written notice revoking the proxy; (ii) delivering to the Company, at or no less than 48 hours prior to the Special Meeting, a duly executed proxy relating to the same shares and bearing a later date; or (iii) voting in person at the Special Meeting. Attendance at the Special Meeting will not, in and of itself, constitute a revocation of a proxy. All written notices of revocation and other communications with respect to the revocation of a proxy should be addressed to:

MoneyOnMobile, Inc.
500 North Akard Street, Suite 2850
Dallas, Texas 75201
Attention: Secretary
Our Board of Directors is not aware of any business to be acted upon at the Special Meeting other than consideration of the proposal described herein.

QUESTIONS AND ANSWERS ABOUT THE TRANSACTION
Following are some commonly asked questions that may be raised by our shareholders and answers to each of those questions. The following questions and answers regarding the Reverse Share Split proposal are not meant to be a substitute for the information contained in the remainder of this proxy statement, and the information contained in this summary is qualified in its entirety by the more detailed descriptions and explanations contained in the later pages of this proxy statement and the other documents accompanying this proxy statement. You are urged to carefully read this entire proxy statement and accompanying documents carefully prior to making any decision on how to vote your shares.

Q:	Why am I receiving this proxy statement?	A:
You are receiving this proxy statement in connection with the special meeting of shareholders called by our Board with respect to soliciting shareholder votes for the purpose of approving the Amendment to our Certificate to effect the Reverse Share Split, as more fully described in this proxy statement. You have been sent this proxy statement and the enclosed proxy card because our Board is soliciting your proxy to vote at the Special Meeting regarding the foregoing matter. The information included in this proxy statement relates to the proposal to be voted on at the Special Meeting, and certain other required information.

You should carefully read this proxy statement, including the other documents we refer to in this proxy statement, as they contain important information about the Reverse Share Split and Special Meeting of the shareholders of the Company. The enclosed voting materials allow you to vote your shares without attending the Special Meeting in person.

Your vote is very important. We encourage you to vote as soon as possible.

Q:	What is being voted on?	A:
You are being asked to vote to approve a proposal to amend the Certificate of the Company to effect the Reverse Share Split of our Common Shares at a ratio within the Exchange Range to be determined by the Board, as described below.

Q:	Why is the Company proposing the Reverse Share Split?	A:
The Board believes that the Reverse Share Split may result in an increase in the trading price of Common Stock and, therefore, result in various benefits described in the section entitled “Reasons for the Reverse Share Split” herein.

Q:	What do I need to do now?	A:
We urge you to carefully read this proxy statement, including the other documents we refer to in this proxy statement, consider the Reverse Share Split proposal, and then mail your completed, dated and signed proxy card in the enclosed return envelope as soon as possible so that your shares can be voted at the Special Meeting.

Q:	How does the Company’s Board of Directors recommend that I vote?	A:	The Board unanimously recommends that you vote “FOR” the approval of the Reverse Share Split proposal at the Special Meeting.

Q:	Who is entitled to vote at the Special Meeting, and what vote is required to approve the Reverse Share Split Proposal?	A:
The Board has fixed the close of business on February 17, 2017, the Record Date, as the date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting. On the Record Date, 60,054,534 beneficially owned shares of our common stock, $0.001 par value per share (“Common Stock”), were issued and outstanding, and 1,225 shares of our Series D Convertible Preferred Stock, par value $0.001 per share and a stated value of $1,000 per share (the “Series D Preferred Stock”), were issued and outstanding, and 2,530 shares of our Series E Convertible Preferred Stock, par value $0.001 per share and a stated value of $1,000 per share (the “Series E Preferred Stock”), were issued and outstanding. Each outstanding share of Common Stock is entitled to one vote on each proposal submitted to vote at the Special Meeting. All outstanding shares of Series D Preferred Stock are entitled to an aggregate of 2,041,666 votes on each proposal submitted to vote at the Special Meeting, which equals the number of shares of Common Stock into which all outstanding shares of Series D Preferred Stock would have been convertible if such conversion had taken place on the Record Date. All outstanding shares of Series E Preferred Stock are entitled to an aggregate of 1,591,194 votes on each proposal submitted to vote at the Special Meeting, which equals the number of shares of Common Stock into which all outstanding shares of Series E Preferred Stock would have been convertible if such conversion had taken place on the Record Date. Shareholders do not have cumulative voting rights. A majority of the issued and outstanding shares entitled to vote, represented either in person or by proxy, is necessary to constitute a quorum for the transaction of business at the Special Meeting. In the absence of a quorum, the Special Meeting may be postponed from time to time until shareholders holding the requisite number of shares are represented in person or by proxy. Proxies submitted with abstentions will be counted towards a quorum at the Special Meeting, but will not count as votes for or against the Reverse Share Split proposal. If a quorum is present, the Reverse Share Split proposal presented in this proxy statement will require the affirmative vote of at least two-thirds of our outstanding shares of Common Stock and as-converted Series A Preferred Stock voting together as one class and at least two-thirds of our outstanding shares of Series A Preferred Stock voting separately as a class.

Q:	How can I oppose the Reverse Share Split?	A:	You may oppose the Reverse Share Split by voting against the Reverse Share Split proposal at the Special Meeting.

Q:	Do I have dissenter’s rights?	A:
No. The taking of the action proposed at the Special Meeting will not entitle any shareholder to dissent and demand a right of appraisal or payment for its shares under the Texas Business Organizations Code.

Q:	What happens if the Reverse Share Split is not approved by the shareholders or otherwise not consummated?	A:	If the Reverse Share Split is not approved by the shareholders, the Reverse Share Split will not be completed and we intend to continue to carry on our business as presently conducted.

Q:	Where and when is the Special Meeting?	A:	The Meeting, along with any adjournment or adjournments thereof, will be held at 10:00 A.M. local time on May 1, 2017, at the offices of 500 North Akard Street, Suite 2850 Dallas, Texas 75201 U.S.A.

Q:	Who is entitled to vote at the Special Meeting?	A:	Only shareholders of record as of the Record Date are entitled to vote at the Special Meeting.

Q:	May I vote in person?	A:
Yes. If your shares are not held through a broker or bank, you may attend the Special Meeting and vote your shares in person, rather than signing and returning your proxy card. If your shares are held through a broker or bank you must get a proxy from your broker or bank in order to attend the Special Meeting and vote in person. Even if you plan to attend the Special Meeting in person, we urge you to complete, sign, date and return the enclosed proxy to ensure that your shares will be represented at the Special Meeting.

Q:	What happens if I sell my shares of the Company before the Special Meeting?	A:
The Record Date is earlier than the date of the Special Meeting. If you transfer your shares of the Company after the Record Date but before the Special Meeting, you will retain your right to vote at the Special Meeting, but will transfer ownership of the shares and will not hold an interest in the Company in respect of such shares after the Reverse Share Split is consummated.

Q:	If my broker or bank holds my shares, will my broker or bank vote my shares for me?
Your broker or bank will not be able to vote your shares without instructions from you. You should instruct your broker or bank to vote your shares following the procedure provided by your bank or broker. Without instructions, your shares will not be voted.

Q:	What will happen if I abstain from voting or fail to instruct my broker to vote?
An abstention or the failure to instruct your broker how to vote (also known as a broker non-vote) is not considered a vote cast at the Special Meeting with respect to the Reverse Share Split, and therefore will have the effect of a no vote relating to the Reverse Share Split.

Q:	May I change my vote after I have voted?
Yes. You may change your vote if your shares are registered in your name, in one of the following three ways:

First, you can deliver to the Company a written notice bearing a later date than the proxy you delivered to the Company, stating that you would like to revoke your proxy, provided the notice is received no less than 48 hours prior to the Special Meeting.

Second, you can complete, execute and deliver to the Company, no less than 48 hours prior to the Special Meeting.

Third, you can attend the Special Meeting and vote in person.

Any written notice of revocation or subsequent proxy should be delivered to Corporate Secretary, MoneyOnMobile, Inc., 500 North Akard Street, Suite 2850, Dallas, Texas 75201, at least 48 (forty eight) hours prior to the Meeting.

If you have instructed a broker or bank to vote your shares, you must follow the directions received from your broker or bank to change your vote.

Q:	If the Reverse Share Split Proposal is approved by the Company’s shareholders, is the Company required to effect the Reverse Share Split?
No. The Board of Directors has the sole authority to determine whether or not to effect the Reverse Share Split, even if the Reverse Share Split Proposal is approved by our shareholders. If the Reverse Share Split Proposal is approved by our shareholders, the Board of Directors will make a determination as to whether effecting the Reverse Share Split is in the best interests of the Company and our shareholders. In making its determination, the Board of Directors will consider, among other things:

- whether effecting the Reverse Share Split will adversely affect the Company’s ability to maintain its quotation on the OTCQX;

- the per share price of our Common Shares immediately prior to the Reverse Share Split;

- the expected stability of the per share price of our Common Shares following the Reverse Share Split;

- the likelihood that the Reverse Share Split will result in increased marketability and liquidity of our Common Shares;

- prevailing market conditions;

- general economic conditions in our industry; and

- our market capitalization before and after the Reverse Share Split.

If the shareholders approve the Reverse Share Split Proposal and the Board of Directors decides to effect the Reverse Share Split, the Board of Directors will have the sole authority to determine the timing of filing the amendment to our Certificate to effect the Reverse Share Split.

Q:	What should I do if I receive more than one set of voting materials?
You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. If you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a shareholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive.

Q:	When will the Reverse Share Split become effective?
If the Reverse Share Split Proposal is approved by our shareholders, the Reverse Share Split will become effective upon the filing of the amendment to our Certificate with the Secretary of State of the State of Texas. However, notwithstanding the approval of the Reverse Share Split proposal by our shareholders, the Board of Directors will have the sole discretion to elect whether or not and when to amend our Certificate to effect the Reverse Share Split.

Q:	Should I send in my stock certificates in connection with the Reverse Stock Split?	A:
NO, SHAREHOLDERS OF THE COMPANY SHOULD NOT SEND SHARE CERTIFICATE(S) WITH THEIR PROXY CARD(S). If the Reverse Share Split is completed, our transfer agent will send our shareholders written instructions for sending in their share certificates or, in the case of shares held electronically in “book-entry” form, for surrendering their book-entry shares.

Q:	Is my vote confidential?	A:
Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation. Occasionally, shareholders provide on their proxy card written comments, which are then forwarded to Company management.

Q:	Who is paying for this proxy solicitation?	A:
Our Board of Directors is making this solicitation, and we will pay the entire cost of preparing and distributing these proxy materials. In addition to the distribution of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communications by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for distributing proxy materials to shareholders.

Q:	Who can help answer my questions?	A:
If you would like additional copies, without charge, of this proxy statement and/or its annexes, or if you have questions about the Reverse Share Split, including the procedures for voting your shares, you should contact Wendy Pritchett at (214) 758-8600, 500 North Akard Street, Suite 2850 Dallas, Texas 75201.

AMENDMENT TO CERTIFICATE OF FORMATION - FOR-PROFIT CORPORATION OF THE
COMPANY TO EFFECT REVERSE SHARE SPLIT
(Reverse Share Split Proposal on Proxy)

Background and Proposed Amendments

The Board has unanimously adopted and now recommends for your approval a proposal to amend our Certificate of Formation - For-Profit Corporation (the “Certificate”) to effect the Reverse Share Split of the Common Shares at a ratio within the Exchange Range to be determined by the Board and reduce the number of authorized Common Stock at such ratio. The text of the proposed amendment to our Certificate is set forth in Appendix A to this proxy statement.

Our Certificate currently authorizes the Company to issue a total of 200.03 million shares of capital stock, consisting of 200.0 million Common Shares, par value $0.001 per share, and 0.03 million shares of preferred stock, par value $0.001 per share.

On January 18, 2017, subject to shareholder approval, the Board approved an amendment to our Certificate to, at the discretion of the Board of Directors, effect the Reverse Share Split of the Common Shares at a ratio of between 1-for-5 and 1-for-20, including shares held by the Company as treasury shares, with the exact ratio within such Exchange Range to be determined by the Board at its discretion. The purpose of the Reverse Share Split is to increase the per share market price of our Common Shares in preparation for the Company’s potential listing to a major U.S. stock exchange, such as NASDAQ and NYSE. The Reverse Share Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Other than the proposed decrease in the number of authorized Common Shares and Common Shares issued and outstanding, these amendments are not intended to modify the rights of existing shareholders in any material respect.

If the Reverse Share Split Proposal is approved by our shareholders and the Reverse Share Split is effected, between every 5 to 20 outstanding Common Shares would be combined and reclassified into one Common Share.

The actual timing for implementation of the Reverse Share Split would be determined by the Board of Directors based upon its evaluation as to when such action would be most advantageous to the Company and its shareholders. Notwithstanding approval of the Reverse Share Split proposal by our shareholders, the Board will have the sole authority to elect whether or not and when to amend our Certificate to effect the Reverse Share Split. If the Reverse Share Split proposal is approved by our shareholders, the Board will make a determination as to whether effecting the Reverse Share Split is in the best interests of the Company and our shareholders in light of, among other things, the Company’s ability to list its Common Shares on one of the major U.S. stock exchanges without effecting the Reverse Share Split, the per share price of the Common Shares immediately prior to the Reverse Share Split and the expected stability of the per share price of the Common Shares following the Reverse Share Split. If the Board determines that it is in the best interests of the Company and its shareholders to effect the Reverse Share Split, it will hold a meeting to determine the ratio of the Reverse Share Split. For additional information concerning the factors the Board of Directors will consider in deciding whether to effect the Reverse Share Split, see “-Determination of the Reverse Share Split Ratio” and “-Board Discretion to Effect the Reverse Share Split.”

The text of the proposed amendment to the Company’s Certificate to effect the Reverse Share Split is included as Appendix A to this proxy statement (the “Reverse Share Split Certificate Amendment”). If the Reverse Share Split proposal is approved by the Company’s shareholders, the Company will have the authority to file the Reverse Share Split Certificate Amendment with the Secretary of State of the State of Texas, which will become effective upon filing; provided, however, that the Reverse Share Split Certificate Amendment is subject to revision to include such changes as may be required by the office of the Secretary of State of the State of Texas and as the Board deems necessary and advisable. The Board has determined that these amendments are advisable and in the best interests of the Company and its shareholders and has submitted the amendments for consideration by our shareholders at the Special Meeting.

Reasons for the Reverse Share Split

The Company believes that the Reverse Share Split could result in an increase in the per share price of our Common Shares. Although any increase in the market price of our Common Shares resulting from the Reverse Share Split may be proportionately less than the decrease in the number of outstanding Common Shares, we believe that the Reverse Share Split is likely to result in an increase in the average closing price of our Common Shares that will be large enough and continue for a period of time to have the effects we are hoping it will have. The following are some examples of the benefits of, if sustained, an increased market price.

Increase in Eligible Institutional and Other Investors.  We believe a Reverse Share Split may increase the price of our common stock or potentially decrease its volatility, and thus may allow a broader range of institutional investors with the ability to invest in our stock.  For example, many funds and institutions have investment guidelines and policies that prohibit them from investing in stocks whose price is below a certain threshold.  We believe that increased institutional investor interest in the Company and our common stock will potentially increase the overall market for our common stock.

Increase Analyst and Broker Interest.  We believe a Reverse Share Split would help increase analyst and broker-dealer interest in our common stock as many brokerage and investment advisory firms’ policies can discourage analysts, advisors, and broker/dealers from following or recommending companies with low stock prices. Because of the trading volatility and lack of liquidity often associated with lower-priced stocks, many brokerage houses have adopted investment guidelines and policies and practices that either prohibit or discourage them from investing or trading such stocks or recommending them to their clients and customers. Some of those guidelines, policies and practices may also function to make the processing of trades in lower-priced stocks economically unattractive to broker-dealers. While we recognize we could remain a “penny stock” under the rules of the Securities and Exchange Commission because a penny stock trades at less than $5.00, we think the increase from the Reverse Share Split will position us better if our business continues to increase as we expect. Additionally, because brokers’ commissions and dealer mark-ups/mark-downs on transactions in lower-priced stocks generally represent a higher percentage of the stock price than commissions and mark-ups/mark-downs on higher-priced stocks, the current average price per share of our common stock can result in shareholders or potential shareholders paying transaction costs representing a higher percentage of the total share value than would otherwise be the case if the share price were substantially higher.

Move The Company Closer to Listing on Nasdaq.  By potentially increasing our stock price, the Reverse Share Split could increase our minimum bid or share price, which could provide the Board of Directors with the option to explore an initial listing with The Nasdaq Capital Market (“Nasdaq”).  We currently do not meet the Nasdaq listing requirements, including the minimum bid price. The Reverse Share Split may not cause us to meet all of the listing requirements for Nasdaq.  However, we believe the Reverse Share Split will increase our stock price, which may help us move towards meeting the minimum share price requirements.  However, we cannot provide any assurance that (i) we will pursue a listing on Nasdaq, or (ii) even if we do, our minimum bid price would remain over the minimum bid price requirement of Nasdaq following the Reverse Share Split.

You should consider that, although our Board of Directors believes that a Reverse Share Split will in fact increase the price of our Common Stock, in many cases, because of variables outside of a company’s control (such as market volatility, investor response to the news of a proposed Reverse Share Split and the general economic environment), the market price of a company’s shares of Common Stock may in fact decline in value after a Reverse Share Split. You should also keep in mind that the implementation of a Reverse Share Split does not have an effect on the actual or intrinsic value of our business or a stockholder’s proportional ownership in our Company. However, should the overall value of our Common Stock decline after the proposed Reverse Share Split, then the actual or intrinsic value of the shares of our Common Stock held by you will also proportionately decrease as a result of the overall decline in value.

Risks Associated with the Reverse Share Split

The Reverse Share Split May Not Increase the Price of our Common Shares over the Long-Term. As noted above, the principal purpose of the Reverse Share Split is to increase the per share market price of our Common Shares. However, the effect of the Reverse Share Split upon the market price of our Common Shares cannot be predicted with any certainty and we cannot assure you that the Reverse Share Split will accomplish this objective for any meaningful period of time, or at all. We cannot assure you that the Reverse Share Split will increase the market price of our Common Shares by a multiple of the Reverse Share Split ratio, or result in any permanent or sustained increase in the market price of our Common Shares. The market price of our Common Shares may be affected by other factors which may be unrelated to the number of shares outstanding, such as the Company’s business and financial performance, general market conditions and prospects for future success.

The Reverse Share Split May Decrease the Liquidity of our Common Shares. The Board of Directors believes that the Reverse Share Split may result in an increase in the market price of our Common Shares which could lead to increased interest in our Common Shares and possibly promote greater liquidity for our shareholders. However, the Reverse Share Split will also reduce the total number of Common Shares outstanding, which may lead to a reduced trading volume of Common Shares, particularly if the price per share of Common Shares does not increase as a result of the Reverse Share Split.

The Reverse Share Split May Result in Some Shareholders Owning “Odd Lots” That May Be More Difficult to Sell or Require Greater Transaction Costs per Share to Sell. If the Reverse Share Split is implemented, it will increase the number of shareholders who own “odd lots” of less than 100 Common Shares. A purchase or sale of less than 100 Common Shares (an “Odd Lot Transaction”) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those shareholders who own less than 100 Common Shares following the Reverse Share Split may be required to pay higher transaction costs if they sell their Common Shares.

The Reverse Share Split May Lead to a Decrease in our Overall Market Capitalization. The Reverse Share Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of our Common Shares does not increase in proportion to the Reverse Share Split ratio, the value of our Company, as measured by our market capitalization, will be reduced. Additionally, any reduction in our market capitalization may be magnified as a result of the smaller number of total Common Shares outstanding following the Reverse Share Split.

Effects of the Reverse Share Split

Effects of the Reverse Share Split on Issued and Outstanding Shares. If the Reverse Share Split is effected, it will reduce the total number of issued and outstanding Common Shares, including shares held by the Company as treasury shares, by a Reverse Share Split ratio of between 1-for-5 and 1-for-20. Accordingly, each of our Shareholders will own fewer number of Common Shares as a result of the Reverse Share Split. However, the Reverse Share Split will affect all shareholders uniformly and will not affect any particular shareholder’s percentage ownership interest in the Company, except to the extent that the Reverse Share Split would result in any shareholder receiving an additional Common Share as a result of rounding up a fractional Common Share. Therefore, voting rights and other rights and preferences of the holders of Common Shares will not be affected by the Reverse Share Split, other than as a result of the treatment of fractional shares. Common Shares issued pursuant to the Reverse Share Split will remain fully paid and nonassessable, and the par value per Common Share will remain $0.001.

As of the Record Date, the Company had approximately 60.1 million beneficially owned Common Shares outstanding. For purposes of illustration, if the Reverse Share Split is effected at a ratio of 1-for-5, the number of issued and outstanding Common Shares after the Reverse Share Split would be approximately 12.0 million.

Effects of the Reverse Share Split on Voting Rights. Proportionate voting rights and other rights of the holders of Common Shares would not be affected by the Reverse Share Split, other than as a result of the treatment of fractional shares. For example, a holder of 1% of the voting power of the outstanding Common Shares immediately prior to the effectiveness of the Reverse Share Split would continue to hold 1% of the voting power of the issued and outstanding Common Shares after the Reverse Share Split.

Effects of the Reverse Share Split on Regulatory Matters. The Common Shares are currently registered under Section 12(b) of the Exchange Act and the Company is subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Share Split will not affect the registration of the Common Shares under the Exchange Act or the Company’s obligation to publicly file financial and other information with the SEC. If the Reverse Share Split is implemented, the Common Shares will continue to trade on the OTCQX under the symbol “MOMT.”

Treatment of Fractional Shares in the Reverse Share Split

The Company does not intend to issue fractional shares in the event that a shareholder owns a number of Common Shares that is not evenly divisible by the Reverse Share Split ratio. If the Reverse Share Split is effected, each fractional Common Share will be rounded up to the nearest whole Common Share. Accordingly, a shareholder who would be issued a fractional Common Share will instead be entitled to receive an additional Common Share.

Determination of the Reverse Share Split Ratio

The Board believes that shareholder approval of the Exchange Range of potential Reverse Share Split ratios is in the best interests of our Company and shareholders because it is not possible to predict market conditions at the time the Reverse Share Split would be implemented. We believe that a range of Reverse Share Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Share Split. The Reverse Share Split ratio to be selected by our Board of Directors will be not less than 1-for-5 and not more than 1-for-20.

The selection of the specific Reverse Share Split ratio will be based on several factors, including, among other things:

•	the per share price of our Common Shares immediately prior to the Reverse Share Split;

•	the expected stability of the per share price of our Common Shares following the Reverse Share Split;

•	our ability to maintain the listing of our Common Shares on the NYSE;

•	the likelihood that the Reverse Share Split will result in increased marketability and liquidity of our Common Shares;

•	prevailing market conditions;

•	general economic conditions in our industry; and

•	our market capitalization before and after the Reverse Share Split.

We believe that granting our Board the authority and discretion to set the ratio for the Reverse Share Split is essential because it allows us to take these factors into consideration and to react to changing market conditions. If the Board of Directors chooses to implement the Reverse Share Split, the Company will make a public announcement regarding the determination of the Reverse Share Split ratio.

Board Discretion to Effect the Reverse Share Split

If the Reverse Share Split proposal is approved by our shareholders, the Reverse Share Split will only be effected upon a determination by the Board, in its sole discretion, that filing the Certificate amendment to effect the Reverse Share Split is in the best interests of the Company and its shareholders. This determination by the Board will be based upon a variety of factors, including those discussed under “-Determination of the Reverse Share Split Ratio” above.

Effective Time of the Reverse Share Split

If the Reverse Share Split proposal is approved by our shareholders, the Reverse Share Split would become effective, if at all, when the Reverse Share Split Certificate Amendment is accepted and recorded by the office of the Secretary of State of the State of Texas. However, notwithstanding approval of the Reverse Share Split proposal by our shareholders, the Board will have the sole authority to elect whether or not and when to amend our Certificate to effect the Reverse Share Split.

Exchange of Share Certificates

If the Reverse Share Split is effected, each certificate representing pre-Reverse Share Split Common Shares will be deemed for all corporate purposes to evidence ownership of post-Reverse Share Split Common Shares at the effective time of the Reverse Share Split. As soon as practicable after the effective time of the Reverse Share Split, the Transfer Agent will mail a letter of transmittal to the Company’s shareholders containing instructions on how a shareholder should surrender its, his or her certificate(s) representing pre-Reverse Share Split Common Shares to the Transfer Agent in exchange for certificate(s) representing post-Reverse Share Split Common Shares. No certificate(s) representing post-Reverse Share Split Common Shares will be issued to a shareholder, and no rounding up of a fractional Common Share will occur, until such shareholder has surrendered all certificate(s) representing pre-Reverse Share Split Common Shares, together with a properly completed and executed letter of transmittal, to the Transfer Agent. No shareholder will be required to pay a transfer or other fee to exchange its, his or her certificate(s) representing pre-Reverse Share Split Common Shares for certificate(s) representing post-Reverse Share Split Common Shares registered in the same name.

Shareholders who hold uncertificated Common Shares electronically in the book-entry form will have their holdings electronically adjusted by the Transfer Agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to the Reverse Share Split. If any certificate(s) or book-entry statement(s) representing pre-Reverse Share Split Common Shares to be exchanged contain a restrictive legend or notation, as applicable, the certificate(s) or book-entry statement(s) representing post-Reverse Share Split Common shares will bear the same restrictive legend or notation.
Any shareholder whose share certificate(s) representing pre-Reverse Share Split Common Shares has been lost, stolen or destroyed will only be issued post-Reverse Share Split Common Shares after complying with the requirements that the Company and the Transfer Agent customarily apply in connection with lost, stolen or destroyed certificates.

SHAREHOLDERS SHOULD NOT DESTROY SHARE CERTIFICATES REPRESENTING PRE-REVERSE SHARE SPLIT COMMON SHARES AND SHOULD NOT SUBMIT ANY SHARE CERTIFICATES REPRESENTING PRE-REVERSE SHARE SPLIT COMMON SHARES UNTIL THEY ARE REQUESTED TO DO SO.

Accounting Treatment of the Reverse Share Split

If the Reverse Share Split is effected, the par value per share of our Common Shares will remain unchanged at $0.001. Accordingly, on the effective date of the Reverse Share Split, the stated capital on the Company’s consolidated balance sheet attributable to our Common Shares will be reduced in proportion to the size of the Reverse Share Split ratio and the additional paid-in-capital account will be increased by the amount by which the stated capital is reduced. Our shareholders’ equity, in the aggregate, will remain unchanged. Per share net income or loss will be increased because there will be fewer Common Shares outstanding. The Common Shares held in treasury will be reduced in proportion to the Reverse Share Split Ratio. The Company does not anticipate that any other accounting consequences, including changes to the amount of stock-based compensation expense to be recognized in any period, will arise as a result of the Reverse Share Split.

Certain U.S. Federal Income Tax Consequences of the Reverse Share Split

The following is a discussion of certain material U.S. federal income tax consequences of the Reverse Share Split. This discussion is included for general information purposes only and does not purport to address all aspects of U.S. federal income tax law that may be relevant to shareholders in light of their particular circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), and current Treasury Regulations, administrative rulings and court decisions, all of which are subject to change, possibly on a retroactive basis, and any such change could affect the continuing validity of this discussion.

All shareholders are urged to consult with their own tax advisors with respect to the tax consequences of the Reverse Share Split. This discussion does not address the tax consequences to shareholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, partnerships, nonresident alien individuals, broker-dealers and tax-exempt entities, persons holding shares as part of a straddle, hedge, conversion transaction or other integrated investment, U. S. holders (as defined below) subject to the alternative minimum tax or the unearned income Medicare tax and U. S. holders whose functional currency is not the U.S. dollar. This summary also assumes that the pre-Reverse Share Split Common Shares were, and the post-Reverse Share Split Common Shares will be, held as a “capital asset,” as defined in Section 1221 of the Code.

As used herein, the term “U.S. holder” means a holder that is, for U.S. federal income tax purposes:

•	a citizen or resident of the United States;

•	a corporation or other entity taxed as a corporation created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•	an estate the income of which is subject to U.S. federal income tax regardless of its source; or

•
a trust (A) if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more “U.S. persons” (as defined in the Code) have the authority to control all substantial decisions of the trust or (B) that has a valid election in effect to be treated as a U.S. person.

In general, no gain or loss should be recognized by a shareholder upon the exchange of pre-Reverse Share Split Common Shares for post-Reverse Share Split Common Shares. The aggregate tax basis of the post-Reverse Share Split Common Shares should be the same as the aggregate tax basis of the pre-Reverse Share Split Common Shares exchanged in the Reverse Share Split. A shareholder’s holding period in the post-Reverse Share Split Common Shares should include the period during which the shareholder held the pre-Reverse Share Split Common Shares exchanged in the Reverse Share Split.

As noted above, we will not issue fractional Common Shares in connection with the Reverse Share Split. Instead, shareholders who would be entitled to receive fractional Common Shares because they hold a number of shares not evenly divisible by the Reverse Share Split ratio will automatically be entitled to the next nearest whole number of post-Reverse Share Split Common Share. The U.S. federal income tax consequences of the receipt of such an additional fraction of a Common Share are not clear.

The tax treatment of a shareholder may vary depending upon the particular facts and circumstances of such shareholder. Each shareholder is urged to consult with such shareholder’s own tax advisor with respect to the tax consequences of the Reverse Share Split.

Vote Required

The affirmative vote of at least two-thirds of our outstanding shares of Common Stock and as-converted Series D and E Preferred Stock voting together as one class and at least two-thirds of our outstanding shares of Series D and E Preferred Stock voting separately as a class is required to approve this proposed amendment to the Certificate.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE REVERSE SHARE SPLIT
PROPOSAL

DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS
Certain shareholders who share an address are being delivered only one copy of this proxy statement unless the Company or one of its mailing agents has received contrary instructions. Upon the written or oral request of a shareholder at a shared address to which a single copy of this proxy statement was delivered, the Company shall promptly deliver a separate copy of this proxy statement to such shareholder. Written requests should be made to MoneyOnMobile, Inc., 500 North Akard Street, Suite 2850, Dallas, Texas 75201, Attention: Corporate Secretary, and oral requests may be made by calling the Company at (214) 758-8600. In addition, if such shareholder wishes to receive separate annual reports, proxy statements or information statements in the future, such shareholder should notify the Company either in writing addressed to the foregoing address or by calling the foregoing telephone number. Shareholders sharing an address who are receiving multiple copies of this proxy statement may request delivery of a single annual report, proxy statement or information statement in the future by directing such request in writing to the address above or calling the foregoing telephone number.
ANNUAL MEETING SHAREHOLDER PROPOSALS
Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Special Meeting should send their written proposals to MoneyOnMobile, Inc., 500 North Akard Street, Suite 2850, Dallas, Texas 75201, Attention: Corporate Secretary, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.
OTHER SHAREHOLDER COMMUNICATIONS WITH OUR BOARD OF DIRECTORS
Our Board provides a process for shareholders and interested parties to send communications to the Board. Shareholders and interested parties may communicate with our Board, any committee chairperson or our non-management directors as a group by writing to the Board or committee chairperson in care of MoneyOnMobile, Inc., 500 North Akard Street, Suite 2850, Dallas, Texas 75201, Attention: Corporate Secretary. Each communication will be forwarded, depending on the subject matter, to the Board, the appropriate committee chairperson or all non-management directors.
PRINCIPAL SHAREHOLDERS
The following table sets forth information with respect to the beneficial ownership of our Company by (a) each person or group who beneficially owns more than 5% of any class of our capital stock, (b) each of our executive officers and directors, and (c) all of our executive officers and directors as a group. The address for each person named below is c/o MoneyOnMobile, Inc., 500 North Akard Street, Suite 2850, Dallas, Texas 75201.
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as indicated by footnote, and except for community property laws where applicable, the persons named in the table below have sole voting and investment power with respect to all shares of stock shown as beneficially owned by them.

Name of Beneficial Owner	Common Stock Beneficially Owned		Percentage of Common Stock (7)
Harold Montgomery, Chairman of the Board and CEO	6,257,016	(1)	10.30%	(1)

David Utterback, Director	2,294,066	(2)	3.71%	(2)

Jim McKelvey, Director	247,917	(3)	0.41%	(3)

Shashank M. Joshi, Director	—		—

Scott Arey, CFO	508,334	(4)	0.84%	(4)

All officers and directors as a group (5 persons)	9,307,333		14.73%

Greater than 5% Shareholders

Mark Houghton-Berry	9,677,461		9.99%	(6)

Laird Q. Cagan	8,234,060		9.99%	(6)

Fairmount St Investments LP	3,949,702	(5)	6.28%

2003 Charles and Maryanne Smith Family Trust dtd September 25, 2003	3,750,001		6.24%

Craig A. Jessen	3,261,140		5.43%

(1) - Comprised of: (i) 1,090,000 shares directly owned by Harold Montgomery; (ii) 3,810,000 shares held in an IRA for the benefit of Mr. Montgomery; (iii) 47,242 shares owned by the Molly Ann Montgomery 1995 Trust and 47,242 shares owned by the Philip Graham Montgomery 1997 Trust, trusts for the benefit of Mr. Montgomery’s children for which Mr. Montgomery is trustee; (iv) 150,000 shares owned by Montgomery Investments, L.P. (the “LP”); (v) 100,000 shares and 12,500 warrants owned by the Montgomery Non-Exempt Marital Trust, under trust dated January 1, 2007, (the “Trust”).  Mr. Montgomery is a limited partner in the LP.  The general partner of LP is a member of Mr. Montgomery’s immediate family.  Mr. Montgomery may be deemed a remainderman of the Trust and may be deemed to share investment control over the shares held by the Trust.  Mr. Montgomery disclaims beneficial ownership of all of the foregoing securities except to the extent of his pecuniary interest therein; (vi) 290,032 shares and180,000 warrants owned by 4M Land and Cattle Company, Inc. Mr. Montgomery serves as president of this entity; (vii) 30,000 shares owned by trust for which Mr. Montgomery is Trustee; and (viii) 500,000 vested options to acquire additional shares of Common Stock.

(2) - Comprised of: (i) a warrant to purchase 50,000 shares of Common Stock; (ii) warrants to purchase an aggregate of 269,215 shares of Common Stock held by David B. Utterback Revocable Trust dtd May 20, 2013 of which Mr. Utterback is Trustee; (iii) 561,111 shares of Common Stock which represents 33% of shares held by Fairmount St. Investments, LP, an entity of which Mr. Utterback is a 33% beneficial owner; and (iv) warrants to purchase an aggregate of 1,413,740 shares of Common Stock which represents 33% of shares held by Fairmount St. Investments, LP, an entity of which Mr. Utterback is a 33% beneficial owner.

(3) - Comprised of : (i) 206,250 shares issuable on exercise of immediately exercisable warrants beneficially owned by Mr. McKelvey and (ii) 41,667 shares of common stock issuable upon conversion of the face amount of the Series D Convertible Preferred Stock.

(4) - Comprised of: (i) 33,334 shares directly held by Scott Arey; (ii) 25,000 shares issuable upon exercise of immediately exercisable warrants beneficially owned by Mr. Arey; and (iii) 450,000 shares issuable upon exercise of immediately exercisable options.

(5) - Comprised of 67% shares of Common Stock and warrants to purchase Common Stock held by Fairmount St. Investments, LP. The remaining 33% of shares and warrants are held by this entity is included in Mr. Utterback's beneficial ownership calculated and noted in (2) above.

(6) - Beneficially owned Common Stock include the aggregate number of shares directly owned and shares issuable upon exercise of derivative instruments held by the shareholder. Ownership percentages, however, are representative of beneficial ownership as limited by the 9.99% ownership limitation contained in the derivative instruments held by the respective shareholder.

(7) - The “Percent Of Class” is based on 60,054,534 beneficially owned and outstanding shares of our common stock as of February 17, 2017.

OTHER MATTERS
Management does not intend to present any other items of business and knows of no other matters that will be brought before the Special Meeting. Whether or not you plan to attend the Special Meeting, please sign and date the enclosed proxy card and return it in the enclosed envelope to ensure your representation at the Special Meeting.
WHERE YOU CAN FIND MORE INFORMATION
The Company files reports, proxy statements, and other information with the SEC. You can read and copy these reports, proxy statements, and other information concerning our company at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information about the operation of the SEC’s Public Reference Room. The SEC also maintains an Internet site that contains all reports, proxy statements and other information that we file electronically with the SEC. The address of that website is http://www.sec.gov.
Upon written request, we will mail, without charge, a copy of our annual report on Form 10-K for the fiscal year ended March 31, 2016, including the financial statements, schedules, and list of exhibits. Requests should be sent to us at the following address:
MoneyOnMobile, Inc.
500 North Akard Street, Suite 2850
Dallas, Texas 75201
Attention: Secretary
PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE. YOU MAY REVOKE YOUR PROXY BY GIVING WRITTEN NOTICE OF REVOCATION TO THE COMPANY PRIOR TO THE SPECIAL MEETING, BY EXECUTING A LATER DATED PROXY AND DELIVERING IT TO COMPANY’S CORPORATE SECRETARY PRIOR TO THE SPECIAL MEETING OR BY ATTENDING THE SPECIAL MEETING AND VOTING IN PERSON.

By Order of the Board of Directors,

/S/ HAROLD MONTGOMERY
HAROLD MONTGOMERY
Chief Executive Officer
March 6, 2017

APPENDIX A
FORM OF AMENDMENT TO CERTIFICATE OF FORMATION - FOR-PROFIT CORPORATION
TO EFFECT REVERSE SHARE SPLIT
*        *        *
AMENDMENT
WHEREAS, the Board of Directors of MoneyOnMobile, Inc. (the “Company”) has unanimously approved a proposal to amend Article 4 of the Amended and Restated Certificate of Formation - For-Profit Corporation of the Company (the “ Certificate”) to effect a reverse share split (the “Reverse Share Split”) with respect to the Company’s issued and outstanding common stock, par value $0.001 per share (the “Common Shares”), including shares held by the Company as treasury shares if any, at a ratio of [to be determined by the Board ] (the “Exchange Ratio”);
WHEREAS, the board of directors of the Company (the “Board”) has called a special meeting of the shareholders of the Company to consider and vote upon the proposal of Reverse Share Split (the “Proposal”) and has recommended that the shareholders approve and authorize the Proposal; and
WHEREAS, the Proposal will be approved and adopted if it receives the affirmative vote of at least two-thirds of the Company’s outstanding shares of Common Stock and as-converted Series D and E Preferred Stock voting together as one class and at least two-thirds of the Company’s outstanding shares of Series D and E Preferred Stock voting separately as a class;
NOW, THEREFORE, BE IT RESOLVED, that the Company hereby adopts this this Certificate of Amendment to the Company’s Certificate (the “Certificate of Amendment”) by adding the following to Article 4 of the Certificate:
“Effective at          p.m., Central Time, on             , 2017     (the “Split Effective Time”), every                  shares of Common Stock issued and outstanding or held by the Corporation as treasury shares as of the Split Effective Time shall automatically, and without action on the part of the shareholders, convert and combine into one validly issued, fully paid and non-assessable share of Common Stock, without effecting a change to the par value per share of Common Stock (the “Reverse Split”). In the case of a holder of shares not evenly divisible by         , in lieu of a fractional share of Common Stock, such holder shall receive an additional share of Common Stock. As of the Split Effective Time and thereafter, a certificate(s) representing shares of Common Stock prior to the Reverse Split is deemed to represent the number of post-Reverse Split shares into which the pre-Reverse Split shares were converted.”
RESOLVED FURTHER, that the Chief Executive Officer of the Company is hereby authorized and directed to execute and file with the Texas Secretary of State a Certificate of Amendment to effectuate the Proposal; and

RESOLVED LAST, that the Chief Executive Officer or any officer designated by the Board is hereby authorized, empowered, and directed to sign, execute, certify to, verify, acknowledge, deliver, accept, file, and record any and all such instruments, agreements, and documents, and to take, or cause to be taken, any and all such action, in the name and on behalf of the Company or otherwise, as may be necessary in order to effect the purposes of the foregoing resolutions.

A-1

APPENDIX B
 PROXY
MONEYONMOBILE, INC.
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON May 1, 2017
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

VOTING INSTRUCTIONS
If you vote by phone or internet, please DO NOT mail your proxy card.

MAIL:        Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.

PHONE:    Call 1 (844) 230-4626

INTERNET:    https://www.shareholdervote.info

Control ID:
Proxy ID:
Password:

______________________________________________________________________________________________________
Know all men by these presents that the undersigned shareholder of MONEYONMOBILE, INC. (the “Company”) hereby constitutes and appoints Harold Montgomery, the Company’s Chief Executive Officer, as attorney and proxy to appear, attend and vote all of the shares of the Company standing in the name of the undersigned at the Special Meeting of Shareholders of the Company to held at the offices of 500 North Akard Street, Suite 2850 Dallas, Texas 75201 U.S.A., on May 1, 2017 at 10:00 a.m. local time, and at any adjournment thereof.
REVERSE SHARE SPLIT PROPOSAL: APPROVAL OF AMENDMENT TO CERTIFICATE OF FORMATION - FOR-PROFIT CORPORATION TO EFFECT REVERSE SHARE SPLIT.
FOR  ☐    AGAINST  ☐    ABSTAIN  ☐
OTHER BUSINESS: Such other business as may properly come before the meeting:
AUTHORITY GRANTED ☐    AUTHORITY WITHHELD ☐
Please mark, date and sign your name exactly as it appears hereon and return the Proxy as promptly as possible. It is important to return this Proxy properly signed in order to exercise your right to vote if you do not attend the meeting in person. When signing as agent, partner, attorney, administrator, guardian, trustee or in any other fiduciary or official capacity, please indicate your title. If shares are held jointly, each owner must sign.

Number of Common Shares:

Number of Series D Preferred Shares:	Printed Name(s):

Number of Series E Preferred Shares:

Date:	Signature:

Joint Owner (if any):
B-1